SECURITIES AND EXCHANGE COMMISSION
 WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

JANUARY 9, 2006
Date of Report (Date of earliest event reported)

Haemonetics Corporation
(Exact Name of Registrant as Specified in its Charter)

Massachusetts
(State or Other Jurisdiction of Incorporation)

1-10730	04-2882273
(Commission File Number)	(IRS Employer Identification No.)

400 Wood Road Braintree, MA	02184

(Address of Principal Executive Office)	(Zip Code)

781-848-7100
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02           Departure of Principle Officer

          Ronald J. Ryan, Vice President and Chief Financial Officer, is retiring from Haemonetics Corporation. Mr. Ryan will continue to serve as Chief Financial Officer until a successor is appointed.  He will also remain with the Company for a period of time following the appointment of a new Chief Financial Officer to assist in the transition and to lead Haemonetics’ global Enterprise Resource Planning (“ERP”) initiative.  Mr. Ryan will remain a member of the Company’s Operating Committee until his retirement.

Item 9.01          Financial Statements and Exhibits.

(d)	Exhibits.

EXHIBIT 99.1	Press Release of Haemonetics Corporation dated January 9, 2006 announcing the retirement of Ronald J. Ryan, Vice President and Chief Financial Officer.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Haemonetics Corporation

Date: January 9, 2006	By:	/s/ Ronald J. Ryan

Ronald J. Ryan,
Vice President and Chief Financial Officer

EXHIBIT INDEX

EXHIBIT 99.1	Press Release of Haemonetics Corporation dated January 9, 2006 announcing the retirement of Ronald J. Ryan from the position of Chief Financial Officer.